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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 31, 2002


                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
             (Exact name of registrant as specified in its charter)



              WISCONSIN                                39-1413328
   (State or other jurisdiction of          (I.R.S. employer identification
   incorporation or organization)                       number)



                          COMMISSION FILE NUMBER: 21292



                           14100 WEST NATIONAL AVENUE
                              NEW BERLIN, WI 53151
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (262) 827-6712




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ITEM 5. OTHER EVENTS.

                  Effective May 31, 2002, Merchants and Manufacturers Bancorporation, Inc. (the "Registrant"), Merchants Merger Corp. (a wholly-owned subsidiary of Registrant) and Fortress Bancshares, Inc. ("Fortress") entered into an Agreement and Plan of Merger (the "Agreement") providing for the merger of Fortress into Merchants Merger Corp., subject to the terms and conditions contained in the Agreement, including receipt of all required regulatory approvals and approval of the shareholders of Fortress. As a result of the merger, Registrant will acquire the three (3) commercial banks owned and operated by Fortress.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

    2 Agreement and Plan of Merger dated as of May 31, 2002, by and among Merchants and Manufacturers Bancorporation, Inc., Merchants Merger Corp. and Fortress Bancshares, Inc.

    99.1      Press Release dated June 3, 2002







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MERCHANTS AND MANUFACTURERS
                                         BANCORPORATION, INC.
                                         (Registrant)



Dated:  May 31, 2002                     By:/s/ Michael J. Murry
                                            ----------------------
                                            Michael J. Murry
                                            Chairman of the Board of  Directors















Exhibit Index
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    2         Agreement and Plan of Merger dated as of May 31, 2002, by and among Merchants and Manufacturers Bancorporation, Inc., Merchants Merger Corp. and Fortress Bancshares, Inc.

    99.1      Press Release dated June 3, 2002











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